Exhibit 99.1

Safe Shot to Capitalize on Yerbae’s Strong Retail Presence & Distributor Network Following Acquisition

Acquisition expected to increase Safety Shot annual revenue by 1000 percent over 2024

SCOTTSDALE, Ariz. – (Globe Newswire) – May 23, 2025 – Safety Shot, Inc. (Nasdaq: SHOT) (“SHOT”, “Safety Shot”, or the “Company”), a wellness and dietary supplement company, announces its strategic plans to capitalize on the growth of Yerbae Brands Corp. (“Yerbae”) after its recently announced acquisition of the company. With Yerbae’s momentum into 2025, Safety Shot expects to leverage the brand’s expanding retail presence, strong distributor network, and innovative product portfolio to accelerate growth and strengthen its market position. In addition, the Company anticipates a 1000% increase in 2025 annual revenue over 2024 following the acquisition, bringing significant additional shareholder value.

“Yerbae’s outstanding performance and proven track record in key markets offer Safety Shot a unique opportunity to scale our operations, expand our retail reach and capitalize on new opportunities while increasing revenue right out of the gate,” said Jarrett Boon, Safety Shot CEO. “This acquisition not only enhances our portfolio but also solidifies our commitment to delivering innovative health and wellness solutions to consumers nationwide.”

Yerbae’s extraordinary success in 2024 has laid the groundwork for a strong 2025, and Safety Shot is poised to build on this momentum. With Yerbae’s market expertise and Safe Shot’s strategic vision, the combined companies are set to redefine the landscape of functional beverages. Yerbaé’s retail successes provide additional retail opportunities for Safety Shot, and include:

1.	North America’s Largest Club Store Retailer: Yerbae has become a regional favorite since its 2022 launch, showcasing dominant performance and growth. The southwest division of North America’s largest club store retailer, which spans across six states, emphasized Yerbae as part of its “Back to Health” initiative in Q1 2025. Based on strong Q1 performance, Yerbae expects to continue this partnership through the second half of 2025.

2.	Kroger Expansion: Kroger, North America’s largest grocery retailer, authorized Yerbae in over 1,200 locations across 22 states, featuring eight divisions:

●	Fred Meyer (OR, WA, ID)

●	Smith’s (UT, ID, MT, WY)

●	Fry’s (AZ)

●	King Soopers (CO, WY)

●	Kroger Cincinnati (OH)

●	Kroger Atlanta (GA, AL, SC)

●	Kroger Houston Region

●	Kroger Dallas Region

Yerbae expects to see massive upside at Kroger in 2025, as its distribution began ramping up in late 2024. Kroger’s Natural Sales Event in January 2025 will further amplify Yerbae’s presence, with major placements in Kroger Cincinnati, Smith’s, and King Soopers. These regions are showcasing Yerbae products at upward of 80% division ACV, expanding placement to three points of distribution across each region.

3.	Sprouts Farmers Market: After a stellar year with +45.2% dollar growth[1], Sprouts is expanding Yerbae’s portfolio with a new SKU, across 419 stores, including dry and cold placements.

4.	Casey’s General Stores: Following Yerbae’s dominant national expansions through Club Retail, Natural and Grocery and its emerging presence amongst better for you consumers, Casey’s General Stores authorized Yerbae into 300 of its Midwest based convenience locations including its cold innovation sets. Programming is expected to launch in September of 2025.

5.	Other Retail Highlights:

●	Mariano’s & Pick ‘n Save: Executed Splash displays mid-Q1 2025 across 107 stores (IL, WI).

●	Jewel Osco: Focus brand placement with three new SKUs in 75 stores.

●	Ahold Delhaize Banners: Continued growth with Stop & Shop and Giant Foods expanding 16oz authorizations.

1SPINS, Latest 52 Weeks, Period Ending Dec, 16, 2024

Distribution Network Expansion

With Yerbae’s retail success comes distribution growth. Key partnerships include:

●	Anheuser Busch Distributors: Wisconsin Distributors, Resort Beverage, Penn Beer, Alber & Leff, Wilsbach Distributing (PA), and Maverick Distributing (NE, IA).

●	Molson Coors Distributors: Stagnaro Distributing (OH) and Southeast Beverage (OH).

●	Other Notable Partners: Savannah Distributing (GA), Grey Eagle Distributing (MO), Crescent Crown Distributing (AZ), KeHE Dallas, Carlson Distributing (UT), and more.

Yerbae’s collaboration with DP Distributing has expanded to Caribbean and West Coast ports, including Long Beach, San Diego, and Seattle, fueling growth in cruise ship and resort markets.

While the Company does not expect to expand Safety Shot into the Food Service category, Yerbae’s food service partnerships bring its products directly to consumers in diverse settings, which will continue to expand the reach of the combined entity. These include:

●	Guckenheimer: Yerbae products are now available in over 340 national accounts, including Google, Spotify, and Paramount.

●	Evergreen Vending: Expanded Yerbae’s reach to over 900 micro markets, including Amazon, Boeing, and Alaska Airlines and expanding over Pacific Northwest, Inner Mountain and Rocky Mountain regions.

●	Vistar: Secured placements in LinkedIn’s Bellevue, WA office.

●	Bon Appétit: Added Yerbae SKUs in West Coast accounts, including Docusign and Uber.

●	Compass USA: Expanded Yerbae’s footprint to Rivian’s facilities in Normal, IL.

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Yerbaé Brands Corp.

Founded in 2017 by Todd Gibson and Karrie Gibson, Yerbaé Brands Corp., (TSX-V: YERB.U; OTCQX: YERBF) is disrupting the energy beverage marketplace with great tasting, zero sugar, zero calorie beverages, while using plant-based ingredients that are designed to meet the needs of the wellness forward consumer. Harnessing the power of nature, Yerbaé’s key ingredient (yerba mate, a South American herb) is known to produce 196 different vitamins, minerals and nutrients as well as caffeine.

By combining yerba mate with its premium ingredients and flavors, Yerbaé provides consumers with a no compromise energy solution. All Yerbaé energy beverages are zero calorie, zero sugar, non-GMO, and gluten free.

Find us @DrinkYerbaé on Instagram, Facebook, Twitter and TikTok, or online at https://yerbae.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between SHOT and Yerbaé. All statements other than statements of historical facts contained in this press release, including statements regarding Pubco’s, SHOT’ or Yerbaé’s future results of operations and financial position, Pubco’s, SHOT’ and Yerbaé’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Pubco, SHOT and Yerbaé, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed business combination: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SHOT’ securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement, including due to failure to obtain approval of the shareholders of SHOT or other conditions to closing in the definitive agreement; the inability to obtain or maintain the listing of SHOT ordinary shares on Nasdaq following the business combination; the risk that the transactions contemplated by the business combination disrupt current plans and operations of SHOT as a result of the announcement and consummation of these transactions; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Yerbaé or SHOT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the Registration Statement and accompanying proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by SHOT. Moreover, Yerbaé and SHOT operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Yerbaé’s and SHOT’ control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of Yerbaé or SHOT gives any assurance that either Yerbaé or SHOT will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Yerbaé and SHOT assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

Medon Michaelides

Phone: 561-244-7100

Email: investors@drinksafetyshot.com